SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2002

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-10596 (Commission File Number)	43-1554045 (I.R.S. Employer Identification No.)

8888 Ladue Road, Suite 200, St. Louis, Missouri (Address of Principal Executive Offices)	63124-2056 (Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No	Description of Exhibit

99.1	Press release dated February 5, 2002.

99.2	Information to be included on Registrant’s website and presented at Registrant’s Annual Meeting of Stockholders on February 5, 2002.

ITEM 9. REGULATION FD DISCLOSURE

     Attached as Exhibits 99.1 and 99.2, respectively, are the press release that will be issued by Registrant later today announcing its first quarter fiscal 2002 results along with other information, and certain information to be included on Registrant’s website and presented at Registrant’s Annual Meeting of Stockholders later today.

     The filing of these Exhibits is not intended to constitute a representation that such filing is required by Regulation FD or that the information contained in the Exhibits is material information that is not otherwise publicly available. The information contained in the Exhibits is stated only as of the date of this filing. Registrant does not assume any obligation to update such information in the future.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.

Dated: February 5, 2002	By: /s/ G.E. Muenster G.E. Muenster Vice President and Controller

EXHIBIT INDEX

Exhibit No	Description of Exhibit

99.1	Press release dated February 5, 2002.

99.2	Information to be included on Registrant’s website and presented at Registrant’s Annual Meeting of Stockholders on February 5, 2002.